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RS INVESTMENT TRUST

PROSPECTUS SUPPLEMENT
TO MONEY MARKET FUND
PROSPECTUS DATED MAY 1, 2003



RS MONEY MARKET FUND

Beginning September 23, 2003, the RS Money Market Fund will be closed to new investments. The Fund will be closed permanently on November 30, 2003. For more information, CLICK HERE.

September 23, 2003


Text of hyperlink:

Effective Tuesday, September 23, 2003, we are closing the RS Money Market Fund to new investments. We are closing this fund because we believe that virtually all of our shareholders can access more efficient money market funds from other providers. Given the fund's relatively low level of assets and usage, we will close the fund completely to current shareholders effective November 30, 2003, which will give any remaining shareholder ample time to arrange a transfer of their money market assets to a different provider.

P33a


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